SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 22, 2003

                          WORLD ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

       South Carolina                   0-19599                  57-0425114
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                              108 Frederick Street
                        Greenville, South Carolina 29607
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (864) 298-9800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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              (Former name or address, if changed from last report)
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Item 7. Financial Statements and Exhibits.

        (c)   The following exhibit is filed as part of this report.

        Exhibit 99.1 - Press Release issued October 22, 2003

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

On October 22, 2003, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its second fiscal quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003

                                            WORLD ACCEPTANCE CORPORATION

                                            By:/s/ A. Alexander McLean, III
                                               ---------------------------------
                                                   A. Alexander McLean, III
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                              Exhibit No.
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Press Release issued October 22, 2003...................................99.1